Exhibit 10.2

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (this “ Agreement” ), dated as of ___________, 2007, is entered into by and among ChineseWorldNet.com Inc., a company established under the laws of the Cayman Islands (the “Company”) and the persons purchasing Common Stock (the “Investors” and each, individually, an “Investor”) pursuant to those certain Subscription Agreements by and between the Company and the investor specified therein (the “Subscription Agreements” and each such agreement, a “Subscription Agreement”), with reference to the following facts:

WITNESSETH :

WHEREAS, pursuant to the Subscription Agreements, the Investors are purchasing shares of Common Stock of the Company;

WHEREAS, to induce the Investors to enter into the Subscription Agreements, the Company has agreed to grant to those Investors certain rights regarding registration of their respective Purchased Common Stock, as set forth in this Agreement.

WHEREAS, all capitalized terms used but not defined in this Agreement have the meanings ascribed to such terms in the Subscription Agreements;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Parties agree as follows:

ARTICLE 1
 DEFINITIONS AND OTHER TERMS

Section 1.01   Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Agreement” shall have the meaning set forth in the preamble.

“Closing” shall have the meaning set forth in Section 2.06(a) of the Subscription Agreements.

“Company” shall have the meaning set forth in the preamble.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Investors” shall mean the Persons identified in the preamble, and any subsequent holder of Shares pursuant to Section 6.

“Person” shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“register”, “registered”, and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement.

“Registration Expenses” shall mean all expenses incurred by the Company in connection with a registration under Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Registration Statement” shall mean a Registration Statement filed by the Company with the SEC for a public offering and sale of the Company’s securities (other than a Registration Statement on Form S-8, Form S-4/F-4, or successor forms, or any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

“Shares” shall mean, with respect to any Investor, the shares of the Purchased Common Stock of the Company purchased by such Investors pursuant to the Subscription Agreements.

“Subscription Agreements” shall have the meaning set forth in the preamble.

Section 1.02  Certain References. Unless otherwise indicated, references in this Agreement to articles, sections, clauses, recitals and exhibits are to the same contained in or attached to this Agreement.

ARTICLE 2
PIGGYBACK REGISTRATIONS

Section 2.01  Piggyback Rights.  Whenever the Company proposes to register any of its common equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form S-4/F-4 or any similar successor forms thereto), whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of the Shares (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other demand registration rights) to all Investors of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

Section 2.02  Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Shares proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Shares requested to be included therein by the Investors and other securities requested to be included in such registration pro rata among all the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

Section 2.03  Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of Shares proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second the Shares requested to be included therein by the Investors and other securities requested to be included in such registration pro rata among all the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

Section 2.04  Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

Section 2.05  Termination of Registration Rights. The rights of the Investors hereunder shall terminate with respect to each Investor at such time as (i) such Investor holds Shares constituting less than two percent (2%) of the outstanding stock of the Company or (ii) such Shares may be sold by such Investor under Rule 144 promulgated under the Securities Act during any 90 day period.

ARTICLE 3
UNDERWRITING

Section 3.01  With respect to any registration under this Agreement involving an underwriting (which shall be at the sole discretion of the Company), the right of the Investors to registration hereunder shall be conditioned upon its participation in such underwriting, and the inclusion of all of the Shares in the underwriting to the extent provided herein. The Investors shall (together with the Company and any other security holder distributing securities through such underwriting) enter into an underwriting agreement with the representative of the underwriter or underwriters selected for underwriting by the Company, containing customary (x) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions; and (y) representations, warranties, covenants and indemnities. Notwithstanding any other provision hereof, if the representative of the underwriter determines that marketing factors require a “lock-up period,” the Investors agree not to transfer any of their Shares (other than pursuant to the Registration Statement for such offering) during the ten (10) day period prior to the effective date of the Registration Statement and for such additional period as may be required by the underwriters, up to ninety (90) days after the effectiveness of the Registration Statement. If the Investors disapprove of the terms of any such underwriting, they will be forced to withdraw therefrom by written notice to the Company and the underwriter. Any Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

ARTICLE 4
EXPENSES OF REGISTRATION

Section 4.01  The Registration Expenses of the Company shall be borne by the Company, and the registration expenses of each Investor, including each Investor’s attorney’s fees, shall be borne by each Investor. All Selling Expenses shall be borne by the Investors.

ARTICLE 5
INDEMNIFICATION

Section 5.01  To the extent permitted by law, each Investor (severally and not jointly) will, if Shares held by them are included in the securities as to which registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and representatives and each underwriter, if any, and each person controlling the Company or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document made by such Investor, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Investor (severally and not jointly) therein not misleading, and will reimburse the Company and such directors, officers, agents, representatives, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein; provided, however, that the obligations of each Investor hereunder shall be limited to an amount equal to the proceeds to such Investor of securities sold in the registration.

The indemnification obligations of the Investors under this Section 5 shall survive the termination of this Agreement or the completion of any offering of Shares in a Registration Statement under this Agreement or otherwise.

ARTICLE 6
ASSIGNMENT

Section 6.01  Subject to applicable state and federal securities laws and regulations, the rights under this Agreement may be assigned by the Investors in the event of a lawful transfer or sale by the Investor to a new shareholder; provided that such transferring Investor transfers the entire amount of their respective shares of Purchase Common Stock purchased pursuant to the Subscription Agreements to such new shareholder; and, provided further that such new shareholder enters into an agreement to be bound by the terms of this Agreement.

ARTICLE 7
MISCELLANEOUS PROVISIONS

Section 7.01  No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

Section 7.02  Headings. The section headings contained in this agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 7.03  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada, without regard to its choice of law principles.

Section 7.04  Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

Section 7.05  Additional Parties. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of common equity to a purchaser after the date hereof pursuant to the Offering as described in the Subscription Agreements, such purchaser may become a party to this Agreement, without further action by the Investors hereunder or the Company, by executing and delivering a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor hereunder.

Section 7.06  Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and Investors owning two-thirds of the Shares. No waiver by any Party or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver shall be deemed effective unless such waiver is in writing and signed by the party whose rights are being waived.

Section 7.07  Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 7.08  Construction. Each Investor acknowledges and agrees that this Agreement was prepared solely by the Company on its own behalf, and that each Investor has availed, or had the opportunity to avail, him/her/itself of the advice of legal counsel in respect hereof. Notwithstanding the foregoing, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

Section 7.09  Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of Canada, the United States, Hong Kong or any state or province thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective authorized officers or representatives on the date first above written.

CHINESEWORLDNET.COM INC.

By:
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INVESTORS:

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